Morgan Stanley Select Dimensions Investment Series
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2004


Balanced Growth Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                     JP Morgan,
                                                                      Banc of
The Rouse   03/10/     -     $99.69 $400,000  30,000   0.01%   0.09   America
 Company      04                      ,000                      %    Securities
                                                                      LLC, UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        PNC
                                                                      Capital
                                                                      Markets
                                                                      Inc, RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Wachovia
                                                                     Securities




            04/28/  50,000   $23.50            9,800  0.020%   0.22
              04     ,000           $1,175,0                    2%     Morgan
                                       00                             Stanley,
                                       000                              UBS
Accenture                                                            Investment
   Ltd                                                                Bank, JP
                                                                      Morgan,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Goldman
                                                                      Sachs &
                                                                        Co,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Citigroup,
                                                                     SG Cowen &
                                                                      Co, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                      Wachovia
                                                                     Securities
                                                                       , Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Needham &
                                                                      Company
                                                                     Inc, Legg
                                                                     Mason Wood
                                                                      Walker,
                                                                      ABN AMRO
                                                                     Rothschild
                                                                        LLC,
                                                                     Robert W.
                                                                     Baird & Co
                                                                     and Scotia
                                                                      Capital






















Capital Opportunities Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            06/22/  10,000   $11.00 $110,000    800   0.008%   0.02    Morgan
              04     ,000             ,000                      4%    Stanley,
                                                                      Deutsche
Salesforce                                                              Bank
..com, Inc.                                                           Securities
                                                                       , UBS
                                                                     Investment
                                                                       Bank,
                                                                      Wachovia
                                                                     Securities
                                                                        and
                                                                      William
                                                                      Blair &
                                                                      Company


Developing Growth Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                      Goldman
 Conseco    05/06/  44,000   $18.25 $803,000  10,600  0.024%   0.32   Sachs &
   Inc.       04     ,000             ,000                      4%   Co, Morgan
                                                                      Stanley,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                      Lazard,
                                                                     Advest Inc
                                                                     and Keefe
                                                                     Bruyette &
                                                                       Woods



                                                                     Citigroup,
                                                                     CIBC World
  Global                                                              Markets,
 Payments   05/12/  6,927,   $44.25 $306,553   3,200  0.046%   0.23    Credit
   Inc.       04      755             ,158                      7%     Suisse
                                                                       First
                                                                      Boston,
                                                                       Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      SunTrust
                                                                      Robinson
                                                                      Humphrey
                                                                        and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC

            06/22/  10,000   $11.00 $110,000   1,200  0.012%   0.02    Morgan
              04     ,000             ,000                      2%    Stanley,
                                                                      Deutsche
Salesforce                                                              Bank
..com, Inc.                                                           Securities
                                                                       , UBS
                                                                     Investment
                                                                       Bank,
                                                                      Wachovia
                                                                     Securities
                                                                        and
                                                                      William
                                                                      Blair &
                                                                      Company



Diversified Income Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                       Credit
Elizabeth   01/08/  2,250,   $100.0 $225,000  20,000   0.01%   0.08    Suisse
  Arden,      04      000      0      ,000                      %      First
   Inc.                                                               Boston,
                                                                       Morgan
                                                                      Stanley
                                                                      and CIBC
                                                                       World
                                                                      Markets


                                                                       Lehman
  Primus                                                             Brothers,
Telecommun  01/13/  2,400,    $100  $240,000  65,000   0.03%   0.26    Morgan
i-cations     04      000             ,000                      %     Stanley,
 Holding,                                                            Jefferies
   Inc.                                                              & Company
                                                                        Inc





                                                                        UBS
                                                                     Investment
  Leiner    05/24/  1,500,    $100  $150,000  45,000   0.03%   0.06    Bank,
  Health      04      000             ,000                      %      Credit
 Products                                                              Suisse
   Inc.                                                                First
                                                                     Boston and
                                                                       Morgan
                                                                      Stanley





Flexible Income Portfolio:


 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                     JP Morgan,
                                                                      Band of
                                                                      America
                                                                     Securities
 Harrah's                                                            LLC, Wells
Operating   06/22/     -     $99.14 $750,000  105,00   0.01%   0.15    Fargo
 Co. Inc.     04                      ,000       0              %    Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                       , RBS
                                                                     Greenwich
                                                                      Capital,
                                                                     Commerzban
                                                                         k
                                                                     Securities
                                                                      , Scotia
                                                                      Capital,
                                                                      Barclays
                                                                      Capital,
                                                                        BNP
                                                                      PARIBAS,
                                                                      KeyBanc
                                                                      Capital
                                                                      Markets,
                                                                       Piper
                                                                     Jaffray &
                                                                      Co, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley
                                                                        and
                                                                     Ramirez &
                                                                       Co Inc



  Kabel                                                               Deutsche
Deutschlan  06/24/     -      $100  $610,000  115,00   0.025   0.16    Bank,
    d         04                      ,000       0              %      Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                      Goldman
                                                                       Sachs
                                                                     Internatio
                                                                      nal and
                                                                      ABN AMRO


Global Equity Portfolio:

 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            02/09/  440,00   $4.84  $2,129,0  70,600  0.016%   0.38
              04      0,               00,                      6%     Morgan
                      000              000                            Stanley,
                                                                       Nikko
 Shinsei                                                             Citigroup,
   Bank                                                                Nomura
                                                                     Securities
                                                                      , Nomura
                                                                     Internatio
                                                                        nal,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Daiwa
                                                                     Securities
                                                                        SMBC
                                                                      Europe,
                                                                      Deutsche
                                                                      Bank, JP
                                                                     Morgan and
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                        nal


                                                                     Citigroup,
                                                                      Deutsche
                                                                       Bank,
                                                                      Goldman
  Eircom    03/19/  466,93   $1.87  $873,177  125,00  0.027%   0.26    Sachs
  Group       04      9,              ,546       0              3%   Internatio
                      864                                               nal,
                                                                       Morgan
                                                                      Stanley,
                                                                        BNP
                                                                      PARIBAS,
                                                                       Davy,
                                                                      Goodbody
                                                                     Stockbroke
                                                                        rs,
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                      nal and
                                                                      Merrion
                                                                     Stockbroke
                                                                         rs